T. Rowe Price Global Technology Fund

Supplement to Summary Prospectus Dated May 1, 2017

The information under “Purchase and Sale of Fund Shares” is supplemented as follows:

Effective at the close of the New York Stock Exchange on Friday, September 29, 2017, the T. Rowe Price Global Technology Fund will be closed to new investors and new accounts, subject to certain exceptions. Investors who already hold shares of the fund at the close of business on Friday, September 29, 2017, will be permitted to continue to purchase additional shares.

The date of this supplement is August 1, 2017.

F132-041-S 8/1/17